UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2008

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-16379	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

Clean Harbors, Inc. (the “Company”) now plans to report on May 7, 2008 the results of its first quarter 2008 operations. Based on preliminary financial data and subject to the final closing of its books, the Company now expects its first-quarter 2008 revenues to be in the range of $240 million to $241 million and its adjusted earnings before interest, taxes, depreciation and amortization, or “EBITDA,” to be in the range of $31 million to $32 million. These estimated results are higher than the first quarter guidance which the Company provided as part of its press release on February 27, 2008, in which the Company then estimated that revenues for the first quarter of 2008 would be in the range of $225 million to $230 million and that first quarter EBITDA would be in the range of $27 million to $29 million.

The estimates stated in the preceding paragraph are forward-looking statements, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. The principal of such risks and uncertainties are described under “Risk Factors” and “Disclosure Regarding Forward-Looking Statements” in the preliminary prospectus supplement dated April 17, 2008 which the Company filed on April 17, 2008 with the Securities and Exchange Commission (the “SEC”) under the Company’s Registration Statement on Form S-3 which the Company had also filed with the SEC, and which became automatically effective under the Securities Act of 1933, as amended (the “Securities Act”),  on April 17, 2008 (File No. 333 - 150296).

The Company reports and provides guidance as to EBITDA, which is a non-GAAP financial measure, as a complement to its results and estimates as calculated in accordance with accounting principles generally accepted in the United States, or “GAAP,” and believes that such information provides additional useful information to investors. The “Selected Consolidated Financial Data” section of the preliminary prospectus supplement dated April 17, 2008 described in the preceding paragraph contains a further description of how Adjusted EBITDA (which is the same as “EBITDA” as defined in the Company’s financing agreements) is calculated and a reconciliation of Adjusted EBITDA to the Company’s net income (loss) and net cash provided by operating activities for each of the periods described in such section.

Item 8.01        Other Events.

On April 17, 2008, the Company issued a press release announcing that it had filed with the SEC on April 17, 2008 a shelf registration statement, which became automatically effective under the Securities Act upon filing, and a preliminary prospectus supplement for a proposed follow-on public offering of 2,500,000 shares of the Company’s common stock. A copy of that press release is filed as Exhibit 99.1 to this report.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release dated April 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

April 17, 2008	/s/ James M. Rutledge
Executive Vice President and
Chief Financial Officer